UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    July 20, 2004
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                            GREATER COMMUNITY BANCORP
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             (Exact name of registrant as specified in its charter)





   NEW JERSEY                     01-14294                      22-2545165
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(State of other                  (Commission                (IRS Employer
 jurisdiction of                  File No.)                  Identification No.)
 incorporation)



  55 UNION BOULEVARD, TOTOWA, NJ                                         07512
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(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code: 973-942-1111
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          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (c) Exhibit


               99 Press Release issued July 21, 2004 relating to the second quarter 2004 earnings and Erwin D. Knauer.

               The Press Release disclosed in this Item 7 as Exhibit 99 shall be considered "furnished" but not "filed" pursuant to Item 12 of Form 8-K for purposes of the Securities Exchange Act of 1934, as amended.

Item 12. Results of Operations and Financial Condition

On July 21, 2004, Greater Community Bancorp (the "Company") issued a press release reporting 2004 second quarter results of operations.

A copy of the press release is attached to this Current Report Form 8-K as
Exhibit 99.

The information disclosed in this Item 12 shall be considered "furnished" but not "filed" for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     GREATER COMMUNITY BANCORP
                                                     (Registrant)




Date: July 21, 2004                                  /s/ NAQI A. NAQVI TREASURER
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                                                     (Signature)
                                                     NAQI A. NAQVI TREASURER
                                                     AND CFO PRINCIPAL
                                                     ACCOUNTING OFFICER